UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2022

CLICKSTREAM CORPORATION

nevada	000-52944	46-5582243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8549 Wilshire Blvd., Suite 2181

Beverly Hills, CA 90211

(Address of principal executive offices)

(213) 205-0684

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common (Par Value $0.0001)	CLIS	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 14th, 2022, the Company appointed Michael Handelman as Chief Financial Officer and Director.

Michael D. Handelman CPA serves as Director and Chief Financial Officer of the Company. Mr. Handelman served as Chief Financial Officer of GT Biopharma, Inc., (NASDAQ “GTBP”), a clinical stage immune-oncology company focused on developing innovative therapies based on the Company’s proprietary NK cell engager (TriKE®) from November 2020 until November 2021. Mr. Handelman served as Chief Financial Officer of Iovance Biotherapeutics, Inc., (NASDAQ “IOVA”), a late-stage biotechnology company developing novel T cell-based cancer immunotherapies from February 2011 until June 2015 and was a member of the Iovance's Board of Directors from February 2013 until May 2013. Mr. Handelman became a Director of Winners, Inc., (OTC: WNRS) a provider of high-quality content, analysis, research, data, and guidance for popular betting sports for sports betting enthusiasts since August 2020 and Chairman of the Board of Directors and Secretary in September 2020. He previously served as Chief Financial Officer of the Company from October 2015 through December 2020. Mr. Handelman served as Chief Financial Officer and as a financial management consultant of Oxis International, Inc., a public company engaged in the research, development and commercialization of nutraceutical products, from August 2009 until October 2011. From November 2004 to July 2009, Mr. Handelman served as Chief Financial Officer and Chief Operating Officer of TechnoConcepts, Inc., formerly a public company engaged in designing, developing, manufacturing, and marketing wireless communications semiconductors, or microchips. Prior thereto, Mr. Handelman served from October 2002 to October 2004 as Chief Financial Officer of Interglobal Waste Management, Inc., a manufacturing company, and from July 1996 to July 1999 as Vice President and Chief Financial Officer of Janex International, Inc., a children's toy manufacturer. Mr. Handelman was also the Chief Financial Officer from 1993 to 1996 of the Los Angeles Kings, a National Hockey League franchise. Mr. Handelman is a certified public accountant and holds a degree in accounting from the City University of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2022	CLICKSTREAM CORPORATION

	By:	/s/ FRANK MAGLIOCHETTI
Frank Magliochetti Chief Executive Officer